UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2021

AMERICAN EXPRESS COMPANY

(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street,

New York, New York 10285

(Address of principal executive offices and zip code)

(212) 640-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

On August 3, 2021, American Express Company (the “Company”) issued 1,600 shares of Series D Preferred Shares (as defined in Item 5.03 below), which Preferred Shares were deposited against delivery of depositary receipts (the “Depositary Receipts”) evidencing 1,600,000 Depositary Shares (the “Depositary Shares”), each representing a 1/1,000th interest in a Preferred Share.

Under the terms of the Series D Preferred Shares, the ability of the Company to declare or pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to shares of its common stock or any preferred shares ranking on a parity with the Series D Preferred Shares (including the Company’s 5.200% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series B, $1.66 ⅔ par value per share (the “Series B Preferred Stock”), and its 4.900% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series C, $1.66 ⅔ par value per share (the “Series C Preferred Stock”)), will be subject to certain restrictions in the event that the Company fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series D Preferred Shares. The restrictions are set forth in the Certificate of Amendment described in Item 5.03 below.

Item 5.03. Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On August 2, 2021, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of New York for the purpose of amending its Restated Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its 3.550% Fixed Rate Reset Noncumulative Preferred Shares, Series D, $1.66 ⅔ par value per share (the “Series D Preferred Shares”). The Series D Preferred Shares have a liquidation preference of $1,000,000 per share. The Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

The Company closed the sale of the Depositary Shares on August 3, 2021, pursuant to an underwriting agreement, dated July 27, 2021, between the Company and the underwriters named therein (which is attached hereto as Exhibit 1.1). The terms of the Depositary Shares are set forth in the Deposit Agreement, dated August 3, 2021, among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as Depositary (the “Depositary”), Computershare Trust Company, N.A., as Registrar, Calculation Agent and Transfer Agent (the “Registrar, Calculation Agent and Transfer Agent”), and the holders from time to time of the Depositary Receipts (the “Deposit Agreement”), and the form of Depositary Receipt. The Deposit Agreement and the form of Depositary Receipt are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference herein.

On August 3, 2021, the Company sent a redemption notice to the holders of the depositary shares each representing a 1/1,000th interest in a share of its Series C Preferred Stock (the “Series C Depositary Shares”), which will result in the redemption in full on September 15, 2021 of the Series C Depositary Shares and the Series C Preferred Stock pursuant to the terms of the Deposit Agreement, dated as of March 2, 2015, among the Company, the Depositary, the Registrar, Calculation Agent and Transfer Agent, and the holders from time to time of the Depositary Receipts, and the Certificate of Amendment of the Series C Preferred Stock. The aggregate redemption price will equal $1,000,000 per share of Series C Preferred Stock (equivalent to $1,000 per Series C Depositary Share), plus any declared and unpaid dividends.

The Company plans to send a redemption notice to the holders of the depositary shares each representing a 1/1,000th interest in a share of its Series B Preferred Stock (the “Series B Depositary Shares”), which will result in the redemption in full on November 15, 2021 of the Series B Depositary Shares and the Series B Preferred Stock pursuant to the terms of the Deposit Agreement, dated as of November 10, 2014, among the Company, the Depositary, the Registrar, Calculation Agent and Transfer Agent, and the holders from time to time of the Depositary Receipts, and the Certificate of Amendment of the Series B Preferred Stock. The aggregate redemption price will equal $1,000,000 per share of Series B Preferred Stock (equivalent to $1,000 per Series B Depositary Share), plus any declared and unpaid dividends.

This Current Report on Form 8-K does not constitute a notice of redemption with respect to the Series B Preferred Stock or the Series C Preferred Stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The forward-looking statements, which address the Company’s plan to redeem the Series B Preferred Stock contain words such as “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely” and similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including regulatory considerations and those contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 and the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit	Description
1.1	Underwriting Agreement, dated July 27, 2021, between the Company and the underwriters named therein, with respect to the offering of 1,600,000 Depositary Shares, each representing a 1/1,000th interest in a Series D Preferred Share
3.1	Certificate of Amendment for the Series D Preferred Shares
4.1	Deposit Agreement related to the Depositary Shares, dated August 3, 2021, among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as Depositary, Computershare Trust Company, N.A., as Registrar, Calculation Agent and Transfer Agent, and the Holders from time to time of the Depositary Receipts
4.2	Form of Depositary Receipt for the Depositary Shares (included in Exhibit 4.1)
5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP, regarding legality of the Series D Preferred Shares and the Depositary Shares
23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (Registrant)

Date: August 3, 2021	By:	/s/ Kristina V. Fink
		Name:	Kristina V. Fink
		Title:	Deputy Corporate Secretary

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